Net Investment in Direct Finance Leases and Sales-Type Leases (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Financing Receivable, Recorded Investment, Past Due [Line Items]
1-30 days past due	$ 41,931
31-60 days past due	7,919
61-90 days past due	13,803
Greater than 90 days past due	192
Total past due	63,845
Current	188,771
Total future minimum lease payments receivable	$ 252,616	$ 122,349